EX - 10.10


                                  EXHIBIT 10.10
                                  -------------

                                 AMENDMENT NO. 1
                                       TO
                              TRANSACTION AGREEMENT

         This Amendment No. 1 ("AMENDMENT") to the Transaction Agreement dated as of November 14, 2000 (the "TRANSACTION AGREEMENT") is made as of March 30, 2001, between Price Communications Corporation, a New York corporation ("PRICE PARENT"), Price Communications Cellular Inc., a Delaware corporation ("PRICE CELLULAR"), Price Communications Cellular Holdings, Inc., a Delaware corporation ("PRICE SHAREHOLDER" and, together with Price Parent and Price Cellular, the "PRICE CORPORATIONS"), Price Communications Wireless, Inc., a Delaware corporation (the "COMPANY"), Verizon Wireless Inc., a Delaware corporation ("ACQUIROR"), Cellco Partnership, a Delaware general partnership ("CELLCO"), and VWI Acquisition Corporation, a newly-formed Delaware corporation and a wholly-owned subsidiary of Acquiror ("MERGER SUBSIDIARY"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Transaction Agreement.

         WHEREAS, the parties hereto desire to amend the Transaction Agreement as provided herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO SECTION 15.01. The Transaction Agreement is hereby amended by replacing paragraph (h) of Section 15.01 in its entirety with the following:

         "(h) by Acquiror or the Price Corporations if Acquiror shall not have received evidence reasonably satisfactory to it on or before March 31, 2001 that
(i) Steven Price has been appointed the guardian of the property of each of his minor children and Eileen Farbman has been appointed the guardian of each of her minor children and (ii) each of Steven Price and Eileen Farbman, as guardian, has entered into a voting agreement substantially in the form of Exhibit E hereto with respect to an aggregate of not less than 7.25 million shares of common stock of Price Parent held by such minor children."

         SECTION 2. EFFECT OF AMENDMENT; GOVERNING LAW. Except as amended hereby, the Transaction Agreement shall remain unchanged and in full force and effect. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 3. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Transaction Agreement as of the date first written above.

                                    PRICE COMMUNICATIONS
                                    CORPORATION


                                    By:   /s/ Robert Price
                                          -------------------------------------
                                          Name:  Robert Price
                                          Title: President & Chief Executive
                                                 Officer

                                    PRICE COMMUNICATIONS
                                    WIRELESS, INC.


                                    By:   /s/ Robert Price
                                          -------------------------------------
                                          Name:  Robert Price
                                          Title: President & Chief Executive
                                                 Officer

                                    PRICE COMMUNICATIONS
                                    CELLULAR INC.


                                    By:    /s/ Robert Price
                                          -------------------------------------
                                          Name:  Robert Price
                                          Title: President & Chief Executive
                                                 Officer

                                    PRICE COMMUNICATIONS
                                    CELLULAR HOLDINGS, INC.


                                    By:   /s/ Robert Price
                                          -------------------------------------
                                          Name:  Robert Price
                                          Title: President & Chief Executive
                                                 Officer

                                    VERIZON WIRELESS, INC.


                                    By:   /s/ Dennis F. Strigl
                                          -------------------------------------
                                          Name:  Dennis F. Strigl
                                          Title: President & Chief Executive
                                                 Officer

                                    CELLCO PARTNERSHIP


                                    By:    /s/ Dennis F. Strigl
                                          -------------------------------------
                                          Name:  Dennis F. Strigl
                                          Title: President & Chief Executive
                                                 Officer

                                    VWI ACQUISITION CORPORATION


                                    By:   /s/ Dennis F. Strigl
                                          -------------------------------------
                                          Name:  Dennis F. Strigl
                                          Title: President & Chief Executive
                                                 Officer